PHOENIX INVESTMENT PARTNERS

                                     PROSPECTUS

                                                                OCTOBER 30, 2001

         ABERDEEN

         PHOENIX-ABERDEEN WORLDWIDE
         OPPORTUNITIES FUND









Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information about the Phoenix-Aberdeen Worldwide Opportunities Fund that you should know before investing. Please read it carefully and keep for future reference.

[logo]
PHOENIX
INVESTMENT PARTNERS

A member of The Phoenix Companies, Inc.

                      Table of Contents
--------------------------------------------------------------------------------

                      Investment Risk and Return Summary..................     1
                      Fund Expenses.......................................     5
                      Additional Investment Techniques....................     6
                      Management of the Fund..............................     8
                      Pricing of Fund Shares..............................    10
                      Sales Charges.......................................    11
                      Your Account........................................    13
                      How to Buy Shares...................................    15
                      How to Sell Shares..................................    15
                      Things You Should Know When Selling Shares..........    16
                      Account Policies....................................    17
                      Investor Services...................................    19
                      Tax Status of Distributions.........................    19
                      Financial Highlights................................    20











[triangle] PHOENIX-
           ABERDEEN
           WORLDWIDE
           OPPORTUNITIES
           FUND

                       Investment Risk and Return Summary
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Aberdeen Worldwide Opportunities Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its total assets in securities of issuers located in three or more countries, one of which will be the United States.

> The fund invests primarily in common stocks. Companies selected for fund investment may be of any capitalization and may be located in countries with developed markets and countries with "emerging markets."

> The adviser manages the fund's investment program and general operation of the fund. The subadviser manages the investments of the fund using a top-down, bottom-up approach that seeks growth at a reasonable price. The subadviser's process begins by selecting the amount of assets to allocate to countries and geographic regions around the world based on such economic, monetary and political factors as:

      o prospects for relative economic growth among countries;

      o expected levels of inflation;

      o governmental policies influencing business decisions;

      o relative price levels of various capital markets;

      o the outlook for currency relationships; and

      o the range of individual investment opportunities available.

> Within the designated country allocations, the subadviser uses primary research to select individual securities for fund investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

Temporary defensive strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. government securities and in money market instruments. When this happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

                                Phoenix-Aberdeen Worldwide Opportunities Fund  1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of the fund's investments that supports your share value can decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

      o less publicly available information about foreign countries,

      o political and economic instability within countries;

      o differences in financial reporting standards and transaction settlement systems;

      o the possibility of expropriation or confiscatory taxation; and

      o changes in investment or exchange regulations.

Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

2  Phoenix-Aberdeen Worldwide Opportunities Fund

SMALL CAPITALIZATION COMPANIES

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.




                                Phoenix-Aberdeen Worldwide Opportunities Fund  3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen Worldwide Opportunities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

      ANNUAL RETURN(%)               CALENDAR YEAR
            24.5                          1991
             3.2                          1992
            37.8                          1993
             0.0                          1994
            15.1                          1995
            15.0                          1996
            14.1                          1997
            31.2                          1998
            18.07                         1999
            -1.33                         2000

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 19.21% (quarter ending December 31, 1998) and the lowest return for a quarter was -12.74% (quarter ending September 30, 1998). Year-to-date performance (through September 30,
2001) was -27.99%.

----------------------------------------------------------------------------------------------------------------
  Average Annual Total Returns
  (for the periods ending
  12/31/00)(1)                     One Year    Five Years    Ten Years                 Life of the Fund(2)
                                                                                ---------------------------------
                                                                                Class A      Class B     Class C
-----------------------------------------------------------------------------------------------------------------
  Class A Shares                    -7.01%       13.57%       14.43%              N/A          --           --
-----------------------------------------------------------------------------------------------------------------
  Class B Shares                    -5.48%       14.07%         N/A               --         12.78%         --
-----------------------------------------------------------------------------------------------------------------
  Class C Shares                    -2.04%         N/A          N/A               --           --         10.58%
-----------------------------------------------------------------------------------------------------------------
  MSCI World(3)                    -13.18%       12.12%       11.93%              N/A       12.48%(4)    4.16%(6)
-----------------------------------------------------------------------------------------------------------------
  S&P 500 Composite Stock Price     -9.19%       18.42%       17.50%              N/A        20.18%        7.75%
  Index(5)
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class B Shares since July 15, 1994; Class C Shares since December 16, 1998.

(3) The Morgan Stanley Capital International World (net) Index (MSCI World) is an unmanaged, commonly used measure of global stock market total return performance. The Index's performance does not reflect sales charges.

(4) Index performance since July 29, 1994.

(5) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.

(6) Index performance since December 31, 1998.

4  Phoenix-Aberdeen Worldwide Opportunities Fund

FUND EXPENSES
-----------------------------------------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                       CLASS A               CLASS B              CLASS C
                                                       SHARES                SHARES               SHARES
                                                       ------                ------               ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)           5.75%                 None                  None

Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                  None                 5%(a)                1%(b)

Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                     None                 None                  None

Redemption Fee                                           None                 None                  None

Exchange Fee                                             None                 None                  None
                                                -----------------------------------------------------------------

                                                       CLASS A               CLASS B              CLASS C
                                                       SHARES                SHARES               SHARES
                                                       ------                ------               ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                         0.75%                 0.75%                0.75%
Distribution and Service (12b-1) Fees(c)                0.25%                 1.00%                1.00%
Other Expenses                                          0.54%                 0.54%                0.54%
                                                        ----                  ----                 ----
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.54%                 2.29%                2.29%
                                                        ====                  ====                 ====

---------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                Phoenix-Aberdeen Worldwide Opportunities Fund  5

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $723                 $1,033                 $1,366                $2,304
-----------------------------------------------------------------------------------------------------------------
   Class B                      $632                  $915                  $1,225                $2,438
-----------------------------------------------------------------------------------------------------------------
   Class C                      $332                  $715                  $1,225                $2,626
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $232                  $715                  $1,225                $2,438
-----------------------------------------------------------------------------------------------------------------
   Class C                      $232                  $715                  $1,225                $2,626
-----------------------------------------------------------------------------------------------------------------



ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in the following investment techniques:

CONVERTIBLE SECURITIES

The fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DERIVATIVES

The fund may write exchange-traded, covered call options and purchase put and call options on indices and foreign currencies, and may enter into futures contracts on foreign currencies and related options. The fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of its investments. If the subadviser fails to correctly predict these changes, the fund can lose money. Derivative transactions may be less liquid than other securities and the counterparty to such transactions may not perform as expected. In addition, purchasing call or put options involves the risk that the fund may lose the premium it paid plus transaction costs. Futures and options involve market risk in excess of their value.

6  Phoenix-Aberdeen Worldwide Opportunities Fund

FIXED INCOME SECURITIES

The fund may invest in nonconvertible fixed income securities of U.S. and foreign (non-U.S.) issuers including corporate notes, bonds and debentures that are rated within the three highest rating categories at the time of investment, or if unrated, are deemed by the subadviser to be of comparable quality. Generally, if interest rates rise, the value of debt securities will fall.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the adviser.

GOVERNMENT SECURITIES

The fund may invest in Treasury bills, notes and bonds issued by the U.S. Government, its agencies and instrumentalities, and securities issued by foreign governments and supranational agencies (such as the World Bank). Not all government securities are backed by the full faith and credit of the issuing country, including the United States.

HIGH YIELD-HIGH RISK SECURITIES

The fund may invest in high yield-high risk securities. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield-high risk securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

MUTUAL FUND INVESTING

The fund may invest in other mutual funds in order to take advantage of investment opportunities in certain countries where the fund otherwise would not have been able to invest. The assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear.

OTHER EQUITY SECURITIES

The fund may invest in preferred stocks, warrants, rights and securities convertible into common stocks. Preferred stocks may not fully participate in dividends, and convertible securities may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

UNRATED FIXED INCOME SECURITIES

The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated

                                Phoenix-Aberdeen Worldwide Opportunities Fund  7
securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of September 30, 2001, Phoenix had $22.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Aberdeen Fund Managers Inc. ("Aberdeen") is the subadviser to the fund and is located at 300 S.E. 2nd Street, Ste. 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for the Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Aberdeen New Asia Series of The Phoenix Edge Series Fund since their inception in 1996. Aberdeen has also served as subadviser to Phoenix-Aberdeen International Fund of Phoenix Multi-Portfolio Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of September 30, 2001, Aberdeen Asset Management PLC had $50.9 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the domestic portion of the fund's portfolio. Aberdeen, as subadviser, is responsible for the day-to-day management of the foreign holdings of the fund. Both Phoenix and Aberdeen manage the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                      $1(st) billion     $1+ billion through $2 billion        $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                         0.75%                       0.70%                       0.65%
-----------------------------------------------------------------------------------------------------------------

8  Phoenix-Aberdeen Worldwide Opportunities Fund

Phoenix pays Aberdeen a fee for that portion of the fund's net assets that are invested in non-U.S. securities as follows:

-----------------------------------------------------------------------------------------------------------------
                                      $1st billion       $1+ billion through $2 billion        $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                       0.375%                       0.35%                      0.325%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $1,518,839. The ratio of management fees to average net assets for the fiscal year ended June 30, 2001 was 0.75%.

PORTFOLIO MANAGEMENT

Aberdeen's senior strategy committee determines and monitors the fund's regional allocations across the globe on a monthly basis. An Aberdeen team of investment professionals located in offices spread around the world selects securities for the foreign portion of the fund's portfolio. At the same time, Christian C. Bertelsen of Phoenix manages the U.S. portion of the fund's portfolio.

Bev Hendry and Stephen Docherty are members of the Aberdeen team. Mr. Hendry is Chief Executive Officer of Aberdeen. He joined Aberdeen Asset Management in 1987 and was made managing director of the unit trust subsidiary; he has served as Director of Aberdeen Asset Management, PLC since 1991. Prior to joining the Aberdeen group, he worked as a manager for a major accounting firm and then as financial director of a North Sea oil company. Mr. Hendry graduated from Aberdeen University with an M.A. in economics in 1974 and qualified as a chartered accountant in 1977. Mr. Docherty joined Aberdeen Asset Management in 1994, originally in a role relating to performance measurement. Mr. Docherty has been active in portfolio management since 1998. From 1998 to 2000, Mr. Docherty's responsibilities included generalist coverage and input to all the Latin American investment decision making processes, with specific responsibility for Latin American investments within Aberdeen's global equity funds. Since 2000, he has been working with various specialist fund management teams in London, Singapore and Fort Lauderdale to implement directly invested multi-regional thematic portfolios. From 1992 to 1994, Mr. Docherty was employed by Abbey National PLC, where he conducted research investigations and assisted in the design of various life insurance products.

Mr. Bertelsen also serves as Portfolio Manager of both the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund (since inception in
1997). Mr. Bertelsen joined Phoenix in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value Advisors where he served as Chief Investment Officer and Portfolio Manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.

                                Phoenix-Aberdeen Worldwide Opportunities Fund  9

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         o adding the values of all securities and other assets of the fund,

         o subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset

10 Phoenix-Aberdeen Worldwide Opportunities Fund value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A

                                Phoenix-Aberdeen Worldwide Opportunities Fund 11

Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES


                                                     SALES CHARGE AS
                                                     A PERCENTAGE OF
                                         ---------------------------------------
AMOUNT OF                                                                NET
TRANSACTION                                   OFFERING                  AMOUNT
AT OFFERING PRICE                              PRICE                   INVESTED
--------------------------------------------------------------------------------

Under $50,000                                   5.75%                    6.10%
$50,000 but under $100,000                      4.75                     4.99
$100,000 but under $250,000                     3.75                     3.90
$250,000 but under $500,000                     2.75                     2.83
$500,000 but under $1,000,000                   2.00                     2.04
$1,000,000 or more                              None                     None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND CLASS C SHARES

Class B and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

12 Phoenix-Aberdeen Worldwide Opportunities Fund

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
  YEAR      1       2      3     4      5      6+
--------------------------------------------------------
CDSC        5%      4%     3%    2%     2%     0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
  YEAR               1                2+
--------------------------------------------------------
CDSC                 1%               0%



YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

      o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.

      o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

      o  $500 for all other accounts.

Minimum ADDITIONAL investments:

      o  $25 for any account.

      o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

                                Phoenix-Aberdeen Worldwide Opportunities Fund 13

STEP 2.

Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

      o Receive both dividends and capital gain distributions in additional shares;

      o Receive dividends in additional shares and capital gain distributions in cash;

      o Receive dividends in cash and capital gain distributions in additional shares; or

      o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

14 Phoenix-Aberdeen Worldwide Opportunities Fund

HOW TO BUY SHARES
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

 Through a financial advisor        Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum investments or limitations on buying shares.

--------------------------------------------------------------------------------

                                    Complete a New Account Application and send
 Through the mail                   it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.

--------------------------------------------------------------------------------

                                    Complete a New Account Application and send
 Through express delivery           it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn.: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184.

--------------------------------------------------------------------------------

 By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).

--------------------------------------------------------------------------------

                                    Complete the appropriate section on the
 By Investo-Matic                   application and send it with your initial
                                    investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.

--------------------------------------------------------------------------------

 By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).

--------------------------------------------------------------------------------



HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

                                Phoenix-Aberdeen Worldwide Opportunities Fund 15

--------------------------------------------------------------------------------

                                    TO SELL SHARES

--------------------------------------------------------------------------------

Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums on redemptions of accounts.

--------------------------------------------------------------------------------

                                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
Through the mail                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

--------------------------------------------------------------------------------

                                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
Through express delivery            Attn.: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

--------------------------------------------------------------------------------

By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.

--------------------------------------------------------------------------------

By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).

--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

    Send a clear letter of instructions if all of these apply:

    o The proceeds do not exceed $50,000.

    o The proceeds are payable to the registered owner at the address on record.

16 Phoenix-Aberdeen Worldwide Opportunities Fund

    Send a clear letter of instructions with a signature guarantee when any of these apply:

    o You are selling more than $50,000 worth of shares.

    o The name or address on the account has changed within the last 60 days.

    o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A, Class B or Class C shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

                                Phoenix-Aberdeen Worldwide Opportunities Fund 17

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at 1-800-243-4361 or accessing our Web site at www.phoenixinvestments.com.

        o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

        o Exchanges may be made by telephone (1-800-243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

        o The amount of the exchange must be equal to the minimum initial investment required.

        o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

        o Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.


RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call 1-800-243-4361.

18 Phoenix-Aberdeen Worldwide Opportunities Fund

INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semi-annual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income at least semiannually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                Phoenix-Aberdeen Worldwide Opportunities Fund 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                                                                          CLASS A
                                            -------------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,
                                               2001           2000           1999          1998           1997
                                              ------         ------         ------        ------         ------
Net asset value, beginning of period          $10.46         $10.93         $12.40        $10.75         $10.29
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                 0.01(1)       (0.01)(1)       0.01(1)       0.02           0.03(1)
   Net realized and unrealized gains           (1.44)          1.08           0.90          2.97           1.25
                                              ------         ------         ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS          (1.43)          1.07           0.91          2.99           1.28
                                              ------         ------         ------        ------         ------
LESS DISTRIBUTIONS:
   Dividends from net investment income           --             --             --         (0.13)         (0.04)
   Dividends from net realized gains           (0.82)         (1.54)         (2.38)        (1.20)         (0.78)
   In excess of net investment income          (0.02)            --             --         (0.01)            --
   In excess of net realized gains             (0.32)            --             --            --             --
                                              ------         ------         ------        ------         ------
     TOTAL DISTRIBUTIONS                       (1.16)         (1.54)         (2.38)        (1.34)         (0.82)
                                              ------         ------         ------        ------         ------
Change in net asset value                      (2.59)         (0.47)         (1.47)         1.65           0.46
                                              ------         ------         ------        ------         ------
NET ASSET VALUE, END OF PERIOD                 $7.87         $10.46         $10.93        $12.40         $10.75
                                              ======         ======         ======        ======         ======
Total return(2)                               (14.81)%        11.49%          8.90%        31.45%         13.40%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)       $158,775       $195,357       $192,619      $183,188       $153,005

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.54%          1.56%          1.45%         1.42%          1.53%
   Net investment income (loss)                 0.10%         (0.06)%         0.07%         0.21%          0.34%
Portfolio turnover                               168%           112%           166%          156%           234%
-------------------------------

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.



20 Phoenix-Aberdeen Worldwide Opportunities Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                                                                     CLASS B
                                             ----------------------------------------------------------
                                                               YEAR ENDED JUNE 30,
                                              2001        2000        1999         1998        1997
                                            -------     -------     --------     --------     -------
Net asset value, beginning of period         $9.84       $10.44      $12.04       $10.53      $10.14
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)              (0.06)(1)    (0.08)(1)   (0.07)(1)    (0.06)      (0.03)(1)
   Net realized and unrealized gains         (1.35)        1.02        0.85         2.90        1.21
                                            ------       ------      ------       ------      ------
   TOTAL FROM INVESTMENT OPERATIONS          (1.41)        0.94        0.78         2.84        1.18
                                            ------       ------      ------       ------      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income
   (loss)                                       --           --          --        (0.11)      (0.01)
   Dividends from net realized gains         (0.82)       (1.54)      (2.38)       (1.20)      (0.78)
   In excess of net investment income           --           --          --        (0.02)         --
   In excess of net realized gains           (0.32)          --          --           --          --
                                            ------       ------      ------       ------      ------
   TOTAL DISTRIBUTIONS                       (1.14)       (1.54)      (2.38)       (1.33)      (0.79)
                                            ------       ------      ------       ------      ------
Change in net asset value                    (2.55)       (0.60)      (1.60)        1.51        0.39
                                            ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD               $7.29        $9.84      $10.44       $12.04      $10.53
                                            ======       ======      ======       ======      ======
Total return(2)                             (15.58)%      10.71%       7.99%       30.61%      12.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $13,066      $17,317     $12,351      $10,855      $8,412
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         2.29%        2.31%       2.21%        2.17%       2.29%
   Net investment income (loss)              (0.66)%      (0.80)%     (0.65)%      (0.54)%     (0.35)%
Portfolio turnover                             168%         112%        166%         156%        234%

                                                                               CLASS C
                                                                 ------------------------------------
                                                                                             FROM
                                                                                           INCEPTION
                                                                   YEAR ENDED JUNE 30,    12/16/98 TO
                                                                    2001        2000        6/30/99
                                                                ------------  --------- -------------
Net asset value, beginning of period                                $9.82      $10.42       $11.62
INCOME FROM INVESTMENT OPERATIONS:
                                                                    (0.06)(1)   (0.07)(1)       --(1)
   Net investment income (loss)
   Net realized and unrealized gains                                (1.34)       1.01         1.18
                                                                  -------      ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                                 (1.40)       0.94         1.18
                                                                  -------      ------       ------
LESS DISTRIBUTIONS:
   Dividends from net realized gains (loss)                         (0.82)      (1.54)       (2.38)
   In excess of net investment income                               (0.32)         --           --
   TOTAL DISTRIBUTIONS                                              (1.14)      (1.54)       (2.38)
                                                                  -------      ------       ------
Change in net asset value                                           (2.54)      (0.60)       (1.20)
                                                                  -------      ------       ------
NET ASSET VALUE, END OF PERIOD                                      $7.28       $9.82       $10.42
                                                                  -------      ------       ------
Total return(2)                                                    (15.50)%     10.71%       11.68%(3)
                                                                  =======      ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $5,650      $6,704         $838
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                2.29%       2.31%        2.28%(4)
   Net investment income (loss)                                     (0.65)%     (0.74)%       0.04%(4)
Portfolio turnover                                                    168%        112%         166%(3)

---------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Not annualized.
(4) Annualized.

                                Phoenix-Aberdeen Worldwide Opportunities Fund 21

PHOENIX EQUITY PLANNING CORPORATION                                 PRSRT STD
P.O. Box 150480                                                     US Postage
Hartford, CT 06115-0480                                                  PAID
                                                                    Hartford, CT
                                                                    Permit 1382
[LOGO]PHOENIX
      INVESTMENT PARTNERS

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.

ADDITIONAL INFORMATION
You can find more information about the fund in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P. O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting www.phoenixinvestments.com to send an email request.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at http://www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services:  1-800-243-1574          Telephone Orders:  1-800-367-5877
Advisor Consulting Group:  1-800-243-4361      Text Telephone:  1-800-243-1926
















Investment Company Act File No. 811-945
PXP 691 (10/01)